Salamon Group Inc. and Sunlogics Power Fund Management Inc.
Unaudited Combining Proforma Balance Sheet
December 31, 2010

		Sunlogics
		Power fund
	Salamon	Management		Proforma		Combined
	Group Inc.	Inc.		Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$-	$1		$-		$1
				-		-

Total Current Assets	-	1		-		1

Goodwill		-		1,585,976	(a)	1,585,976

Total Assets	$-	$1		$1,585,976		$1,585,977

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Bank overdraft	$4	$-	$			$4
Accounts payable and accrued liabilities	134,423	12,500				146,923
Due to related parties	2,233	75,000				77,233

Total Current Liabilities	136,660	87,500		-		224,160

Total Liabilities	136,660	87,500		-		224,160

Stockholders' Equity (Deficit):
Common stock	25,461	1		20,000	(a)	45,462
Common stock to be issued	15,000					15,000
Warrants issued				20,000	(a)	20,000
Additional paid-in capital	992,500			1,545,976	(a)	2,538,476

Accumulated deficit	(1,169,621)	(87,500)				(1,257,121)

Total Stockholders' Equity (Deficit)	(136,660)	(87,499)		1,585,976		1,361,817

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$1		$1,585,976		$1,585,977

Salamon Group Inc. and Sunlogics Power Fund Management Inc.
Unaudited Combining Proforma Statement of Operations
For the Year Ended December 31, 2010

		Sunlogics
		Power fund
	Salamon	Management	Proforma	Combined
	Group Inc.	Inc.	Adjustments	Proforma

Operating Expenses
General and administrative	$121,363	$87,500	$-	$208,863
Interest expense	-	-	-	-
	121,363	87,500	-	208,863

Net Loss	$(121,363)	$(87,500)	$-	$(208,863)

Net loss per common share - basic and diluted	$(0.00)	$(0.00)		$(0.00)

Weighted average of common shares - basic and diluted	23,042,000	1		23,042,000

SALAMON GROUP INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2010

On May 12, 2011, the Company entered into a stock purchase agreement with Sunlogics Power Fund Management Inc (“Sunlogics Power Fund”) to acquire all of the issued and outstanding shares of Sunlogics Power Fund in exchange 20,000,000 shares of the Company’s common stock and 20,000,000 stock purchase warrants. The warrants shall exercisable at a price of $0.001 per share and expiring May 12, 2016. The acquisition of Sunlogics Power has been accounted for as an asset acquisition. The operations of Sunlogics have been included in these consolidated financial statements from the date of acquisition.

The following is a summary of the purchase price allocation at the date of acquisition based upon the estimated fair value of the assets acquired and liabilities assumed:

Consideration Given:

20,000,000 common share purchase warrants and 20,000,000 common shares	$1,596,728

Net assets acquired at fair value
Cash	$1
Intangible assets	1,754,227
Accounts payable	(157,500)
Net assets at fair value	1,596,728

The following unaudited pro forma condensed balance sheet as of December 31, 2010 and the unaudited pro forma statement of operations for the year ended December 31, 2010 are derived from the historical financial statements of the Company and Sunlogics Power Fund and have been prepared to give effect to the acquisition of the Sunlogics Power Fund as at December 31, 2010. The unaudited pro forma financial statements are presented as if the closing of Agreement had occurred as of December 31, 2010.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Sunlogics Power Fund.

NOTE–1                                                    PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)

To record the acquisition of the shares of Sunlogics Power Fund in exchange for 20 million shares and 20 million warrants of the Company valued at $0.001 per share and assumption of the liabilities of Sunlogics Power Fund.

Salamon Group Inc. and Sunlogics Power Fund Management Inc.
Unaudited Combining Proforma Balance Sheet
March 31, 2011

		Sunlogics
		Power fund
	Salamon	Management		Proforma		Combined
	Group Inc.	Inc.		Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$-	$1		$-		$1
				-		-

Total Current Assets	-	1		-		1

Goodwill		-		1,585,976	(a)	1,585,976

Total Assets	$-	$1		$1,585,976		$1,585,977

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Bank overdraft	$-	$-	$			$-
Accounts payable and accrued liabilities	148,827	20,000				168,828
Advances from directors	52,472	120,000				172,472

Total Current Liabilities	201,299	140,000		-		341,300

Total Liabilities	201,299	140,000		-		341,300

Stockholders' Equity (Deficit):
Common stock	26,961	1		20,000	(a)	46,962
Common stock to be issued	-					-
Warrants				20,000	(a)	20,000
Additional paid-in capital	1,006,000			1,545,976	(a)	2,551,976
Donated capital	1,333					1,333
Accumulated deficit	(1,235,593)	(140,001)				(1,375,594)

Total Stockholders' Equity (Deficit)	(201,299)	(140,000)		1,585,976		1,244,677

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-		$1,585,976		$1,585,977

Salamon Group Inc. and Sunlogics Power Fund Management Inc.
Unaudited Combining Proforma Statement of Operations
For the Three Months Ended March 31, 2011

		Sunlogics
		Power fund
	Salamon	Management	Proforma	Combined
	Group Inc.	Inc.	Adjustments	Proforma

Operating Expenses
General and administrative	$64,639	$52,500	$-	$117,139
Donated rent	1,333	-	-	1,333

	65,972	52,500	-	118,472

Net Loss	$(65,972)	$(52,500)	$-	$(118,472)

Net loss per common share - basic and diluted	$(0.00)	$(0.00)		$(0.00)

Weighted average of common shares - basic and diluted	26,710,728	1		26,710,729

SALAMON GROUP INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
MARCH 31, 2011

On May 12, 2011, the Company entered into a stock purchase agreement with Sunlogics Power Fund Management Inc. (“Sunlogics Power Fund”) to acquire all of the issued and outstanding shares of Sunlogics Power Fund in exchange for 20,000,000 shares of the Company’s common stock and 20,000,000 stock purchase warrants. The warrants shall be exercisable at a price of $0.001 per share and expiring May 12, 2016. The acquisition of Sunlogics Power has been accounted for as an asset acquisition. The operations of Sunlogics have been included in these consolidated financial statements from the date of acquisition.

The following is a summary of the purchase price allocation at the date of acquisition based upon the estimated fair value of the assets acquired and liabilities assumed:

Consideration Given:

20,000,000 common share purchase warrants and 20,000,000 common shares	$1,596,728

Net assets acquired at fair value
Cash	$1
Intangible assets	1,754,227
Accounts payable	(157,500)
Net assets at fair value	1,596,728

The following unaudited pro forma condensed balance sheet as of March 31, 2011 and the unaudited pro forma statement of operations for the year ended March 31, 2011 are derived from the historical financial statements of the Company and Sunlogics Power Fund and have been prepared to give effect to the acquisition of the Sunlogics Power Fund as at March 31, 2011. The unaudited pro forma financial statements are presented as if the closing of Agreement had occurred as of March 31, 2011.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Sunlogics Power Fund.

NOTE–1                         PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)

To record the acquisition of the shares of Sunlogics Power Fund in exchange for 20 million shares and 20 million warrants of the Company valued at $0.001 per share and assumption of the liabilities of Sunlogics Power Fund.